(e)  Employment Contract-Stanley Rabushka

    EXHIBIT A TO EMPLOYEE AGREEMENT OF APRIL 6, 1998 BETWEEN SWIFTY CARWASH &
                    QUIK-LUBE, INC. AND STANLEY D. RABUSHKA

Stanley D. Rabushka (the "Employee") shall serve as business advisor and consultant to Swifty Carwash & Quik-Lube, Inc. (the "Company") with his duties however limited to those describe in this Exhibit A. Employee shall provide advice and consultation services relating to business transactions and matters as they arise from time to time as requested by the Company and agreed to by Employee. Such services and advise, as will be provided by Employee, shall not include services or advise as attorney for the Company, as the Company has and will continue to obtain services and advise pertaining to legal matters and the securities laws and requirements from other attorneys. In addition Employee's duties shall only include such matters and services as the Company and Employee may agree upon time to time.


                                 SWIFTY CARWASH & QUIK-LUBE, INC.

                                 BY:____/s/ Rachel Steele___________________
                                        Rachel L. Steele, President


                                 Employee

                                 By:_____/s/ Stanley Rabushka_______________
                                        Stanley D. Rabushka

     The parties to this agreement agree that they waive any objections, constitutional, statutory or otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

     In witness whereof, the parties have executed this Agreement the date first set forth above.


                                 SWIFTY CARWASH & QUIK-LUBE, INC.

                                 BY:____/s/ Rachel Steele___________________
                                        Rachel L. Steele, President


                                 Employee

                                 By:_____/s/ Stanley Rabushka_______________
                                        Stanley D. Rabushka